Exhibit 99.1

November 1, 2016

Mr. Robert D. Thomas, Partner

Gemini Properties

1516 South Boston Avenue, Suite 301

Tulsa, OK    74119

Dear Mr. Thomas:

Your several letters dated October 28, 2016 (copies of which are attached), have been reviewed by the SNH Board of Trustees, including SNH’s Independent Trustees.

Your letters ask for waivers of SNH’s contractual rights in the event your intention to seek election of a director candidate to Five Star Quality Care, Inc. Board of Directors results in defaults of Five Star’s leases with SNH.  Your letters do not identify who you intend to propose for election to Five Star’s board, what the qualifications of that person may be or, importantly, what you or your nominee may intend regarding the SNH leases.  In such circumstances, SNH is not willing to provide the waivers you requested.

Finally, we note that your request (which was delivered after the close of business on Friday, October 28, 2016) for a response in less than two business days is an urgency of your own making, which the SNH Board does not appreciate.

Very truly yours,

/s/ Jennifer B. Clark

Jennifer B. Clark
Secretary

JCB:ccb

Enclosures

cc:  Five Star Quality Care, Inc.

ATTACHMENTS

GEMINI PROPERTIES

1516 South Boston Avenue, Suite 301
Tulsa, Oklahoma 74119

October 28, 2016

SNH FM Financing LLC

SNH FM Financing Trust

Ellicott City Land I, LLC

c/o Senior Housing Properties Trust

400 Centre Street

Newton, Massachusetts 02458

Attn: Mr. David J. Hegarty, President

Dear Mr. Hegarty,

Reference is made to that certain Amended and Restated Master Lease Agreement, dated August 4, 2009 (the “Lease Agreement”), by and among certain affiliates of Senior Housing Properties Trust (“Senior Housing”), including SNH FM Financing LLC, SNH FM Financing Trust, and Ellicott City Land I, LLC, as landlord (collectively, the “Landlord”), and FVE FM Financing, Inc., as tenant (the “Tenant”), pursuant to which Five Star Quality Care, Inc. (“Five Star” or the “Company”) serves as a guarantor (the “Guarantor”).

Gemini Properties, together with William F. Thomas and Robert D. Thomas (collectively, the “Thomas Group” or “we”), who collectively beneficially own an aggregate of 3,364,737 shares of Common Stock of Five Star, intend to seek the election of a director candidate to the Board of Directors of the Company (the “Five Star Board”) at its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). Pursuant to Section 2.14.2 of the Company’s Amended and Restated Bylaws (the “Bylaws”), if the submission of a stockholder nomination would cause the Company or any of its subsidiaries to be in breach of any covenant or otherwise cause a default in any existing agreement of the Company or any of its subsidiaries, including the various lease agreements with Senior Housing or its subsidiaries, the nominating stockholder must submit certain evidence satisfactory to the Board of the contracting party’s willingness to waive any such breach of covenant or default.

Pursuant to the Lease Agreement, the election to the Five Star Board of any individual not nominated or appointed by vote of a majority of the directors of Five Star in office immediately prior to the nomination or appointment of such individual purportedly triggers a Change in Control (as defined therein) under the Lease Agreement, which is considered an event of default (“Default”) under such Lease Agreement. If the Thomas Group’s nominee is elected to the Board at the Annual Meeting, such election may cause a Default under the Lease Agreement. Accordingly, pursuant to the Bylaws, we are hereby requesting that the Landlord take any and all actions necessary to either (i) waive any Default under the Lease Agreement that may occur upon the election of the Thomas Group’s nominee to the Five Star Board at the

Annual Meeting or (ii) deem the Thomas Group’s nominee as having been nominated or appointed by vote of a majority of the directors of Five Star for purposes of a Change in Control such that his or her election would not trigger a Change in Control and cause a Default under the Lease Agreement.

Nothing in this letter shall be interpreted to preclude the Thomas Group from making further requests for exemptions under the Lease Agreement, as it may be amended, or any related agreements thereto. Notwithstanding the submission of this letter, the Thomas Group reserves all rights to challenge the validity of any such purported requirement to obtain waivers from Senior Housing or its subsidiaries under the various lease agreements with the Company or its subsidiaries as purportedly required under the Bylaws.

As time is of the essence in this matter, we request that you respond to us promptly, and, in any event, no later than 12pm EST on November 1, 2016. We reserve all rights under applicable law.

Sincerely,

GEMINI PROPERTIES

By:	/s/ Robert D. Thomas
Name: Robert D. Thomas
Title: Partner

GEMINI PROPERTIES

1516 South Boston Avenue, Suite 301
Tulsa, Oklahoma 74119

October 28, 2016

SNH/LTA SE Home Place New Bern, LLC

c/o Senior Housing Properties Trust

Two Newton Place

255 Washington Street, Suite 300

Newton, Massachusetts 02458-1634

Attn: Mr. David J. Hegarty, President

Dear Mr. Hegarty,

Reference is made to that certain Lease Agreement, dated June 20, 2011 (the “Lease Agreement”), by and between SNH/LTA SE Home Place New Bern, LLC, as landlord (the “Landlord”), an affiliate of Senior Housing Properties Trust (“Senior Housing”), and FVE SE Home Place New Bern, LLC, as tenant (the “Tenant”), pursuant to which Five Star Quality Care, Inc. (“Five Star” or the “Company”) serves as a guarantor (the “Guarantor”).

Gemini Properties, together with William F. Thomas and Robert D. Thomas (collectively, the “Thomas Group” or “we”), who collectively beneficially own an aggregate of 3,364,737 shares of Common Stock of Five Star, intend to seek the election of a director candidate to the Board of Directors of the Company (the “Five Star Board”) at its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). Pursuant to Section 2.14.2 of the Company’s Amended and Restated Bylaws (the “Bylaws”), if the submission of a stockholder nomination would cause the Company or any of its subsidiaries to be in breach of any covenant or otherwise cause a default in any existing agreement of the Company or any of its subsidiaries, including the various lease agreements with Senior Housing or its subsidiaries, the nominating stockholder must submit certain evidence satisfactory to the Board of the contracting party’s willingness to waive any such breach of covenant or default.

Pursuant to the Lease Agreement, the election to the Five Star Board of any individual not nominated or appointed by vote of a majority of the directors of Five Star in office immediately prior to the nomination or appointment of such individual purportedly triggers a Change in Control (as defined therein) under the Lease Agreement, which is considered an event of default (“Default”) under such Lease Agreement. If the Thomas Group’s nominee is elected to the Board at the Annual Meeting, such election may cause a Default under the Lease Agreement. Accordingly, pursuant to the Bylaws, we are hereby requesting that the Landlord take any and all actions necessary to either (i) waive any Default under the Lease Agreement that may occur upon the election of the Thomas Group’s nominee to the Five Star Board at the Annual Meeting or (ii) deem the Thomas Group’s nominee as having been nominated or appointed by vote of a majority of the directors of Five Star for purposes of a Change in Control such that his or her election would not trigger a Change in Control and cause a Default under the Lease Agreement.

Nothing in this letter shall be interpreted to preclude the Thomas Group from making further requests for exemptions under the Lease Agreement, as it may be amended, or any related agreements thereto. Notwithstanding the submission of this letter, the Thomas Group reserves all rights to challenge the validity of any such purported requirement to obtain waivers from Senior Housing or its subsidiaries under the various lease agreements with the Company or its subsidiaries as purportedly required under the Bylaws.

As time is of the essence in this matter, we request that you respond to us promptly, and, in any event, no later than 12pm EST on November 1, 2016. We reserve all rights under applicable law.

Sincerely,

GEMINI PROPERTIES

By:	/s/ Robert D. Thomas
Name: Robert D. Thomas
Title: Partner

GEMINI PROPERTIES

1516 South Boston Avenue, Suite 301
Tulsa, Oklahoma 74119

October 28, 2016

SNH/LTA SE McCarthy New Bern LLC

c/o Senior Housing Properties Trust

Two Newton Place

255 Washington Street, Suite 300

Newton, Massachusetts 02458-1634

Attn: Mr. David J. Hegarty, President

Dear Mr. Hegarty,

Reference is made to that certain Lease Agreement, dated June 20, 2011 (the “Lease Agreement”), by and between SNH/LTA SE McCarthy New Bern LLC, as landlord (the “Landlord”), an affiliate of Senior Housing Properties Trust (“Senior Housing”), and FVE SE McCarthy New Bern LLC, as tenant (the “Tenant”), pursuant to which Five Star Quality Care, Inc. (“Five Star” or the “Company”) serves as a guarantor (the “Guarantor”).

Gemini Properties, together with William F. Thomas and Robert D. Thomas (collectively, the “Thomas Group” or “we”), who collectively beneficially own an aggregate of 3,364,737 shares of Common Stock of Five Star, intend to seek the election of a director candidate to the Board of Directors of the Company (the “Five Star Board”) at its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). Pursuant to Section 2.14.2 of the Company’s Amended and Restated Bylaws (the “Bylaws”), if the submission of a stockholder nomination would cause the Company or any of its subsidiaries to be in breach of any covenant or otherwise cause a default in any existing agreement of the Company or any of its subsidiaries, including the various lease agreements with Senior Housing or its subsidiaries, the nominating stockholder must submit certain evidence satisfactory to the Board of the contracting party’s willingness to waive any such breach of covenant or default.

Pursuant to the Lease Agreement, the election to the Five Star Board of any individual not nominated or appointed by vote of a majority of the directors of Five Star in office immediately prior to the nomination or appointment of such individual purportedly triggers a Change in Control (as defined therein) under the Lease Agreement, which is considered an event of default (“Default”) under such Lease Agreement. If the Thomas Group’s nominee is elected to the Board at the Annual Meeting, such election may cause a Default under the Lease Agreement. Accordingly, pursuant to the Bylaws, we are hereby requesting that the Landlord take any and all actions necessary to either (i) waive any Default under the Lease Agreement that may occur upon the election of the Thomas Group’s nominee to the Five Star Board at the Annual Meeting or (ii) deem the Thomas Group’s nominee as having been nominated or appointed by vote of a majority of the directors of Five Star for purposes of a Change in Control such that his or her election would not trigger a Change in Control and cause a Default under the Lease Agreement.

Nothing in this letter shall be interpreted to preclude the Thomas Group from making further requests for exemptions under the Lease Agreement, as it may be amended, or any related agreements thereto. Notwithstanding the submission of this letter, the Thomas Group reserves all rights to challenge the validity of any such purported requirement to obtain waivers from Senior Housing or its subsidiaries under the various lease agreements with the Company or its subsidiaries as purportedly required under the Bylaws.

As time is of the essence in this matter, we request that you respond to us promptly, and, in any event, no later than 12pm EST on November 1, 2016. We reserve all rights under applicable law.

Sincerely,

GEMINI PROPERTIES

By:	/s/ Robert D. Thomas
Name: Robert D. Thomas
Title: Partner

GEMINI PROPERTIES

1516 South Boston Avenue, Suite 301

Tulsa, Oklahoma 74119

October 28, 2016

SNH/LTA SE Wilson LLC

c/o Senior Housing Properties Trust

Two Newton Place

255 Washington Street, Suite 300

Newton, Massachusetts 02458-1634

Attn: Mr. David J. Hegarty, President

Dear Mr. Hegarty,

Reference is made to that certain Lease Agreement, dated June 23, 2011 (the “Lease Agreement”), by and between SNH/LTA SE Wilson LLC, as landlord (the “Landlord”), an affiliate of Senior Housing Properties Trust (“Senior Housing”), and FVE SE Wilson LLC, as tenant (the “Tenant”), pursuant to which Five Star Quality Care, Inc. (“Five Star” or the “Company”) serves as a guarantor (the “Guarantor”).

Gemini Properties, together with William F. Thomas and Robert D. Thomas (collectively, the “Thomas Group” or “we”), who collectively beneficially own an aggregate of 3,364,737 shares of Common Stock of Five Star, intend to seek the election of a director candidate to the Board of Directors of the Company (the “Five Star Board”) at its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). Pursuant to Section 2.14.2 of the Company’s Amended and Restated Bylaws (the “Bylaws”), if the submission of a stockholder nomination would cause the Company or any of its subsidiaries to be in breach of any covenant or otherwise cause a default in any existing agreement of the Company or any of its subsidiaries, including the various lease agreements with Senior Housing or its subsidiaries, the nominating stockholder must submit certain evidence satisfactory to the Board of the contracting party’s willingness to waive any such breach of covenant or default.

Pursuant to the Lease Agreement, the election to the Five Star Board of any individual not nominated or appointed by vote of a majority of the directors of Five Star in office immediately prior to the nomination or appointment of such individual purportedly triggers a Change in Control (as defined therein) under the Lease Agreement, which is considered an event of default (“Default”) under such Lease Agreement. If the Thomas Group’s nominee is elected to the Board at the Annual Meeting, such election may cause a Default under the Lease Agreement. Accordingly, pursuant to the Bylaws, we are hereby requesting that the Landlord take any and all actions necessary to either (i) waive any Default under the Lease Agreement that may occur upon the election of the Thomas Group’s nominee to the Five Star Board at the Annual Meeting or (ii) deem the Thomas Group’s nominee as having been nominated or appointed by vote of a majority of the directors of Five Star for purposes of a Change in Control such that his or her election would not trigger a Change in Control and cause a Default under the Lease Agreement.

Nothing in this letter shall be interpreted to preclude the Thomas Group from making further requests for exemptions under the Lease Agreement, as it may be amended, or any related agreements thereto. Notwithstanding the submission of this letter, the Thomas Group reserves all rights to challenge the validity of any such purported requirement to obtain waivers from Senior Housing or its subsidiaries under the various lease agreements with the Company or its subsidiaries as purportedly required under the Bylaws.

As time is of the essence in this matter, we request that you respond to us promptly, and, in any event, no later than 12pm EST on November 1, 2016. We reserve all rights under applicable law.

Sincerely,

GEMINI PROPERTIES

By:	/s/ Robert D. Thomas
Name: Robert D. Thomas
Title: Partner

GEMINI PROPERTIES

1516 South Boston Avenue, Suite 301
Tulsa, Oklahoma 74119

October 28, 2016

SNH RMI Fox Ridge Manor Properties LLC

SNH RMI Jefferson Manor Properties LLC

SNH RMI McKay Manor Properties LLC

SNH RMI Northwood Manor Properties LLC

SNH RMI Oak Woods Manor Properties LLC

SNH RMI Park Square Manor Properties LLC

SNH RMI Smith Farms Manor Properties LLC

SNH RMI Sycamore Manor Properties LLC

c/o Senior Housing Properties Trust

400 Centre Street

Newton, Massachusetts 02458

Attn: Mr. David J. Hegarty, President

Dear Mr. Hegarty,

Reference is made to that certain Master Lease Agreement, dated September 1, 2008 (the “Lease Agreement”), by and among certain affiliates of Senior Housing Properties Trust (“Senior Housing”), including SNH RMI Fox Ridge Manor Properties LLC, SNH RMI Jefferson Manor Properties LLC, SNH RMI McKay Manor Properties LLC, SNH RMI Northwood Manor Properties LLC, SNH RMI Oak Woods Manor Properties LLC, SNH RMI Park Square Manor Properties LLC, SNH RMI Smith Farms Manor Properties LLC, and SNH RMI Sycamore Manor Properties LLC, as landlord (collectively, the “Landlord”), and Five Star Quality Care-RMI, LLC, as tenant (the “Tenant”), pursuant to which Five Star Quality Care, Inc. (“Five Star” or the “Company”) serves as a guarantor (the “Guarantor”).

Gemini Properties, together with William F. Thomas and Robert D. Thomas (collectively, the “Thomas Group” or “we”), who collectively beneficially own an aggregate of 3,364,737 shares of Common Stock of Five Star, intend to seek the election of a director candidate to the Board of Directors of the Company (the “Five Star Board”) at its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). Pursuant to Section 2.14.2 of the Company’s Amended and Restated Bylaws (the “Bylaws”), if the submission of a stockholder nomination would cause the Company or any of its subsidiaries to be in breach of any covenant or otherwise cause a default in any existing agreement of the Company or any of its subsidiaries, including the various lease agreements with Senior Housing or its subsidiaries, the nominating stockholder must submit certain evidence satisfactory to the Board of the contracting party’s willingness to waive any such breach of covenant or default.

Pursuant to the Lease Agreement, the election to the Five Star Board of any individual not nominated or appointed by vote of a majority of the directors of Five Star in office immediately prior to the nomination or appointment of such individual purportedly triggers a

Change in Control (as defined therein) under the Lease Agreement, which is considered an event of default (“Default”) under such Lease Agreement. If the Thomas Group’s nominee is elected to the Board at the Annual Meeting, such election may cause a Default under the Lease Agreement. Accordingly, pursuant to the Bylaws, we are hereby requesting that the Landlord take any and all actions necessary to either (i) waive any Default under the Lease Agreement that may occur upon the election of the Thomas Group’s nominee to the Five Star Board at the Annual Meeting or (ii) deem the Thomas Group’s nominee as having been nominated or appointed by vote of a majority of the directors of Five Star for purposes of a Change in Control such that his or her election would not trigger a Change in Control and cause a Default under the Lease Agreement.

Nothing in this letter shall be interpreted to preclude the Thomas Group from making further requests for exemptions under the Lease Agreement, as it may be amended, or any related agreements thereto. Notwithstanding the submission of this letter, the Thomas Group reserves all rights to challenge the validity of any such purported requirement to obtain waivers from Senior Housing or its subsidiaries under the various lease agreements with the Company or its subsidiaries as purportedly required under the Bylaws.

As time is of the essence in this matter, we request that you respond to us promptly, and, in any event, no later than 12pm EST on November 1, 2016. We reserve all rights under applicable law.

Sincerely,

GEMINI PROPERTIES

By:	/s/ Robert D. Thomas
Name: Robert D. Thomas
Title: Partner

GEMINI PROPERTIES

1516 South Boston Avenue, Suite 301
Tulsa, Oklahoma 74119

October 28, 2016

SNH Somerford Properties Trust

SPTMNR Properties Trust

SNH/LTA Properties Trust

SPTIHS Properties Trust

SNH CHS Properties Trust

SNH/LTA Properties GA LLC

c/o Senior Housing Properties Trust

400 Centre Street

Newton, Massachusetts 02458

Attn: Mr. David J. Hegarty, President

Dear Mr. Hegarty,

Reference is made to that certain Amended and Restated Master Lease Agreement (Lease No. 1), dated August 4, 2009 (the “Lease Agreement”), by and among certain affiliates of Senior Housing Properties Trust (“Senior Housing”), including SNH Somerford Properties Trust, SPTMNR Properties Trust, SNH/LTA Properties Trust, SPTIHS Properties Trust, SNH CHS Properties Trust, and SNH/LTA Properties GA LLC, as landlord (collectively, the “Landlord”), and Five Star Quality Care Trust, as tenant (the “Tenant”), pursuant to which Five Star Quality Care, Inc. (“Five Star” or the “Company”) serves as a guarantor (the “Guarantor”).

Gemini Properties, together with William F. Thomas and Robert D. Thomas (collectively, the “Thomas Group” or “we”), who collectively beneficially own an aggregate of 3,364,737 shares of Common Stock of Five Star, intend to seek the election of a director candidate to the Board of Directors of the Company (the “Five Star Board”) at its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). Pursuant to Section 2.14.2 of the Company’s Amended and Restated Bylaws (the “Bylaws”), if the submission of a stockholder nomination would cause the Company or any of its subsidiaries to be in breach of any covenant or otherwise cause a default in any existing agreement of the Company or any of its subsidiaries, including the various lease agreements with Senior Housing or its subsidiaries, the nominating stockholder must submit certain evidence satisfactory to the Board of the contracting party’s willingness to waive any such breach of covenant or default.

Pursuant to the Lease Agreement, the election to the Five Star Board of any individual not nominated or appointed by vote of a majority of the directors of Five Star in office immediately prior to the nomination or appointment of such individual purportedly triggers a Change in Control (as defined therein) under the Lease Agreement, which is considered an event of default (“Default”) under such Lease Agreement. If the Thomas Group’s nominee is elected to the Board at the Annual Meeting, such election may cause a Default under the Lease Agreement. Accordingly, pursuant to the Bylaws, we are hereby requesting that the Landlord take any and all actions necessary to either (i) waive any Default under the Lease Agreement that may occur upon the election of the Thomas Group’s nominee to the Five Star Board at the Annual Meeting or (ii) deem the Thomas Group’s nominee as having been nominated or appointed by vote of a majority of the directors of Five Star for purposes of a Change in Control such that his or her election would not trigger a Change in Control and cause a Default under the Lease Agreement.

Nothing in this letter shall be interpreted to preclude the Thomas Group from making further requests for exemptions under the Lease Agreement, as it may be amended, or any related agreements thereto. Notwithstanding the submission of this letter, the Thomas Group reserves all rights to challenge the validity of any such purported requirement to obtain waivers from Senior Housing or its subsidiaries under the various lease agreements with the Company or its subsidiaries as purportedly required under the Bylaws.

As time is of the essence in this matter, we request that you respond to us promptly, and, in any event, no later than 12pm EST on November 1, 2016. We reserve all rights under applicable law.

Sincerely,

GEMINI PROPERTIES

By:	/s/ Robert D. Thomas
Name: Robert D. Thomas
Title: Partner

GEMINI PROPERTIES

1516 South Boston Avenue, Suite 301
Tulsa, Oklahoma 74119

October 28, 2016

SNH Somerford Properties Trust

SNH NS Properties Trust

SNH/LTA Properties Trust

SPTIHS Properties Trust

SNH CHS Properties Trust

SNH/LTA Properties GA LLC

CCOP Senior Living LLC

c/o Senior Housing Properties Trust

400 Centre Street

Newton, Massachusetts 02458

Attn: Mr. David J. Hegarty, President

Dear Mr. Hegarty,

Reference is made to that certain Amended and Restated Master Lease Agreement (Lease No. 4), dated August 4, 2009 (the “Lease Agreement”), by and among certain affiliates of Senior Housing Properties Trust (“Senior Housing”), including SNH Somerford Properties Trust, SNH NS Properties Trust, SNH/LTA Properties Trust, SPTIHS Properties Trust, SNH CHS Properties Trust, SNH/LTA Properties GA LLC, and CCOP Senior Living LLC, as landlord (collectively, the “Landlord”), and Five Star Quality Care Trust, Five Star Quality Care - NS Tenant, LLC, and FS Tenant Holding Company Trust, as tenant (the “Tenant”), pursuant to which Five Star Quality Care, Inc. (“Five Star” or the “Company”) serves as a guarantor (the “Guarantor”).

Gemini Properties, together with William F. Thomas and Robert D. Thomas (collectively, the “Thomas Group” or “we”), who collectively beneficially own an aggregate of 3,364,737 shares of Common Stock of Five Star, intend to seek the election of a director candidate to the Board of Directors of the Company (the “Five Star Board”) at its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). Pursuant to Section 2.14.2 of the Company’s Amended and Restated Bylaws (the “Bylaws”), if the submission of a stockholder nomination would cause the Company or any of its subsidiaries to be in breach of any covenant or otherwise cause a default in any existing agreement of the Company or any of its subsidiaries, including the various lease agreements with Senior Housing or its subsidiaries, the nominating stockholder must submit certain evidence satisfactory to the Board of the contracting party’s willingness to waive any such breach of covenant or default.

Pursuant to the Lease Agreement, the election to the Five Star Board of any individual not nominated or appointed by vote of a majority of the directors of Five Star in office immediately prior to the nomination or appointment of such individual purportedly triggers a Change in Control (as defined therein) under the Lease Agreement, which is considered an event of default (“Default”) under such Lease Agreement. If the Thomas Group’s nominee is elected to the Board at the Annual Meeting, such election may cause a Default under the Lease Agreement. Accordingly, pursuant to the Bylaws, we are hereby requesting that the Landlord take any and all actions necessary to either (i) waive any Default under the Lease Agreement that may occur upon the election of the Thomas Group’s nominee to the Five Star Board at the Annual Meeting or (ii) deem the Thomas Group’s nominee as having been nominated or appointed by vote of a majority of the directors of Five Star for purposes of a Change in Control such that his or her election would not trigger a Change in Control and cause a Default under the Lease Agreement.

Nothing in this letter shall be interpreted to preclude the Thomas Group from making further requests for exemptions under the Lease Agreement, as it may be amended, or any related agreements thereto. Notwithstanding the submission of this letter, the Thomas Group reserves all rights to challenge the validity of any such purported requirement to obtain waivers from Senior Housing or its subsidiaries under the various lease agreements with the Company or its subsidiaries as purportedly required under the Bylaws.

As time is of the essence in this matter, we request that you respond to us promptly, and, in any event, no later than 12pm EST on November 1, 2016. We reserve all rights under applicable law.

Sincerely,

GEMINI PROPERTIES

By:	/s/ Robert D. Thomas
Name: Robert D. Thomas
Title: Partner

GEMINI PROPERTIES

1516 South Boston Avenue, Suite 301
Tulsa, Oklahoma 74119

October 28, 2016

SPTIHS Properties Trust

SPTMNR Properties Trust

SNH/LTA Properties GA LLC

SNH/LTA Properties Trust

O.F.C. Corporation

SNH CHS Properties Trust

CCC of Kentucky Trust

Leisure Park Venture Limited Partnership

CCDE Senior Living LLC

CCOP Senior Living LLC

CCC Pueblo Norte Trust

CCC Retirement Communities II, L.P.

CCC Investments I, L.L.C

CCC Financing I Trust

CCC Financing Limited, L.P.

SNH Somerford Properties Trust

HRES1 Properties Trust

c/o Senior Housing Properties Trust

400 Centre Street

Newton, Massachusetts 02458

Attn: Mr. David J. Hegarty, President

Dear Mr. Hegarty,

Reference is made to that certain Amended and Restated Master Lease Agreement (Lease No. 2), dated August 4, 2009 (the “Lease Agreement”), by and among certain affiliates of Senior Housing Properties Trust (“Senior Housing”), including SPTIHS Properties Trust, SPTMNR Properties Trust, SNH/LTA Properties GA LLC, SNH/LTA Properties Trust, O.F.C. Corporation, SNH CHS Properties Trust, CCC of Kentucky Trust, Leisure Park Venture Limited Partnership, CCDE Senior Living LLC, CCOP Senior Living LLC, CCC Pueblo Norte Trust, CCC Retirement Communities II, L.P., CCC Investments I, L.L.C, CCC Financing I Trust, CCC Financing Limited, L.P., SNH Somerford Properties Trust, and HRES1 Properties Trust, as landlord (collectively, the “Landlord”), and Five Star Quality Care Trust, FS Tenant Holding Company Trust, FS Commonwealth LLC, and FS Patriot LLC, as tenant (the “Tenant”), pursuant to which Five Star Quality Care, Inc. (“Five Star” or the “Company”) serves as a guarantor (the “Guarantor”).

Gemini Properties, together with William F. Thomas and Robert D. Thomas (collectively, the “Thomas Group” or “we”), who collectively beneficially own an aggregate of 3,364,737 shares of Common Stock of Five Star, intend to seek the election of a director candidate to the Board of Directors of the Company (the “Five Star Board”) at its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). Pursuant to Section 2.14.2 of the Company’s Amended and Restated Bylaws (the “Bylaws”), if the submission of a stockholder nomination would cause the Company or any of its subsidiaries to be in breach of any covenant or otherwise cause a default in any existing agreement of the Company or any of its subsidiaries, including the various lease agreements with Senior Housing or its subsidiaries, the nominating stockholder must submit certain evidence satisfactory to the Board of the contracting party’s willingness to waive any such breach of covenant or default.

Pursuant to the Lease Agreement, the election to the Five Star Board of any individual not nominated or appointed by vote of a majority of the directors of Five Star in office immediately prior to the nomination or appointment of such individual purportedly triggers a Change in Control (as defined therein) under the Lease Agreement, which is considered an event of default (“Default”) under such Lease Agreement. If the Thomas Group’s nominee is elected to the Board at the Annual Meeting, such election may cause a Default under the Lease Agreement. Accordingly, pursuant to the Bylaws, we are hereby requesting that the Landlord take any and all actions necessary to either (i) waive any Default under the Lease Agreement that may occur upon the election of the Thomas Group’s nominee to the Five Star Board at the Annual Meeting or (ii) deem the Thomas Group’s nominee as having been nominated or appointed by vote of a majority of the directors of Five Star for purposes of a Change in Control such that his or her election would not trigger a Change in Control and cause a Default under the Lease Agreement.

Nothing in this letter shall be interpreted to preclude the Thomas Group from making further requests for exemptions under the Lease Agreement, as it may be amended, or any related agreements thereto. Notwithstanding the submission of this letter, the Thomas Group reserves all rights to challenge the validity of any such purported requirement to obtain waivers from Senior Housing or its subsidiaries under the various lease agreements with the Company or its subsidiaries as purportedly required under the Bylaws.

As time is of the essence in this matter, we request that you respond to us promptly, and, in any event, no later than 12pm EST on November 1, 2016. We reserve all rights under applicable law.

Sincerely,

GEMINI PROPERTIES

By:	/s/ Robert D. Thomas
Name: Robert D. Thomas
Title: Partner